                               Promissory Note


Borrower:   MITY-LITE, INC.                Lender:   ZIONS FIRST NATIONAL BANK
            1301 WEST 400 NORTH                      CENTRAL UTAH COMMERCIAL
            OREM, UT  84057                          BANKING CENTER
                                                     #1 SOUTH MAIN STREET
                                                     P.O. BOX 25822
                                                     SALT LAKE CITY, UT  84125

Principal Amount: $3,000,000   Initial Rate:  8.500%  Date of Note: 12/15/97

PROMISE TO PAY. MITY-LITE, INC. ("Borrower") promises to pay ZIONS FIRST NATIONAL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Million & 00/100 Dollars ($3,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on December 1, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning January 1, 1998, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the ZIONS FIRST NATIONAL BANK PRIMATE RATE (the "Index"). "PRIME RATE" MEANS AN INDEX WHICH IS DETERMINED DAILY BY THE PUBLISHED COMMERCIAL LOAN VARIABLE RATE INDEX HELD BY ANY TWO OF THE FOLLOWING BANKS: CHASE MANHATTAN BANK, WELLS FARGO BANK N.A., AND BANK OF AMERICA N.T. & S.A. IN THE EVENT NO TWO OF THE ABOVE BANKS HAVE THE SAME PUBLISHED RATE, THE BANK HAVING THE MEDIAN RATE WILL ESTABLISH LENDERS' PRIME RATE. IF, FOR ANY REASON BEYOND THE CONTROL OF LENDER, ANY OF THE AFOREMENTIONED BANKS BECOMES UNACCEPTABLE AS A REFERENCE FOR THE PURPOSE OF DETERMINING THE PRIME RATE USED HEREIN, LENDER MAY, FIVE DAYS AFTER POSTING NOTICE IN LENDERS OFFICES, SUBSTITUTE ANOTHER COMPARABLE BANK FOR THE ONE DETERMINED UNACCEPTABLE. AS USED IN THIS PARAGRAPH, "COMPARABLE BANK" SHALL MEAN ONE OF THE TEN LARGEST COMMERCIAL BANKS HEADQUARTERED IN THE UNITED STATES OF AMERICA. THIS DEFINITION OF PRIME RATE IS TO BE STRICTLY INTERPRETED AND IS NOT INTENDED TO SERVE ANY PURPOSE OTHER THAN PROVIDING AN INDEX TO DETERMINE THE VARIABLE INTEREST RATE USED HEREIN. IT IS NOT THE LOWEST RATE AT WHICH LENDER MAY MAKE LOANS TO ANY OF ITS CUSTOMERS, EITHER NOW OR IN THE FUTURE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 8.500% per annum. Notice:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good faith deems itself insecure. If any default, other than a default in payment, is curable and if Borrower has not been given a Notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written Notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 3.000 percentage points over the index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SALT LAKE County, the State of Utah. Subject to the provisions on arbitration, the Note shall be governed by and construed in accordance with the laws of the State of Utah.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: GREGORY L. WILSON, PRESIDENT; STANLEY L. POOL, VICE PRESIDENT/SECRETARY; V. DOUGLAS JOHNSON, TREASURER; AND BRADLEY T. NIELSON, CHIEF FINANCIAL OFFICER. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION DISCLOSURES:

   1. AS USED IN THIS ARBITRATION SECTION, THE TERM "PARTIES" MEANS THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

   2. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

   3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

   4. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS.

   5. ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

   6. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

   7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION PROVISIONS:

     (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to the Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statues of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

     (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

     (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including reasonable attorneys' fees, administrative fees, arbitrator's fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

     (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest, and all other related costs.

     (e) At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. 1 et seq., shall apply to the construction and interpretation of this arbitration paragraph.

LOAN AGREEMENT. THIS PROMISSORY NOTE IS MADE IN ACCORDANCE WITH A BUSINESS LOAN AGREEMENT DATED DECEMBER 6, 1995.

WAIVER OF CLAIMS. BORROWER (i) REPRESENTS THAT IT HAS NO DEFENSES TO OR SETOFFS AGAINST ANY INDEBTEDNESS OR OTHER OBLIGATIONS OWING TO THE LENDER OR ITS AFFILIATES (THE "OBLIGATIONS"), NOR CLAIMS AGAINST LENDER OR ITS AFFILIATES FOR ANY MATTER WHATSOEVER, RELATED OR UNRELATED TO THE OBLIGATIONS, AND (ii) RELEASES LENDER AND ITS AFFILIATES FROM ALL CLAIMS, CAUSES OF ACTION, AND COSTS, IN LAW OR EQUITY, EXISTING AS OF THE DATE OF THIS NOTE, WHICH BORROWER HAS OR MAY HAVE BY REASON OF ANY MATTER OF ANY CONCEIVABLE KIND OR CHARACTER WHATSOEVER, RELATED OF UNRELATED TO THE OBLIGATIONS, INCLUDING THE SUBJECT MATTER OF THIS NOTE. THIS PROVISION SHALL NOT APPLY TO CLAIMS FOR PERFORMANCE OF EXPRESS CONTRACTUAL OBLIGATIONS OWING TO BORROWER BY LENDER OR ITS AFFILIATES.

PRIOR NOTE. THIS IS A RENEWAL AND INCREASE OF THE PROMISSORY NOTE FROM MITY-LITE, INC. TO LENDER DATED JANUARY 23, 1997 IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,000,000.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE

NOTE.

BORROWER:
MITY-LITE, INC.

By:   /s/  Gregory L. Wilson            By:  /s/ Stanley L. Pool
      ----------------------------           ------------------------
      GREGORY L. WILSON, PRESIDENT           STANLEY L. POOL, VICE
                                             PRESIDENT/SECRETARY

              DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:  Mity-Lite, Inc.                Lender:  ZIONS FIRST NATIONAL BANK
           1301 West 400 North            CENTRAL UTAH COMMERCIAL
           OREM, UT 84057                 BANKING CENTER
                                          #1 SOUTH MAIN STREET
                                          PO BOX 25822
                                          SALT LAKE CITY, UT 84125

LOAN TYPE. This is a Variable Rate (at ZIONS FIRST NATION BANK PRIME RATE, making an initial rate of 8.500%), Revolving Line of Credit Loan to a Corporation for $3,000,000.00 due on December 1, 1998. This is an unsecured renewal of the following described indebtedness: THIS IS A RENEWAL AND INCREASE OF THE PROMISSORY NOTE FROM MITY-LITE, INC. TO LENDER DATED JANUARY 23, 1997 IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,000,000.00.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

     Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: TO RENEW AND INCREASE A REVOLVING LINE OF CREDIT MADE AVAILABLE FOR POTENTIAL FUTURE ACQUISITIONS.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,000,000.00 as follows:

     Undisbursed Funds:                      $3,000,000.00

     Note Principal:                         $3,000,000.00

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

DISBURSEMENT AUTHORIZATION. BORROWER HEREBY AUTHORIZES LENDER TO DISBURSE ANY FUNDS PURSUANT TO FACSIMILE WIRE INSTRUCTIONS WHICH BEAR THE SIGNATURE OF ANY AUTHORIZED SIGNER.

ALLOCATION OF PROCEEDS. THE PROCEEDS OF THIS LOAN WILL BE USED TO RENEW A REVOLVING LINE OF CREDIT. THE CURRENT AMOUNT AVAILABLE IS DESCRIBED ABOVE IN THE SECTION ENTITLED AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED DECEMBER 15, 1997.

BORROWER:

MITY-LITE, INC.


By:   /s/  Gregory L. Wilson            By:  /s/ Stanley L. Pool
      ----------------------------           ------------------------
      GREGORY L. WILSON, PRESIDENT           STANLEY L. POOL, VICE
                                             PRESIDENT/SECRETARY